UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 4, 2018

MIMECAST LIMITED

(Exact name of registrant as specified in its charter)

Bailiwick of Jersey	001-37637	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CityPoint, One Ropemaker Street, Moorgate

London EC2Y 9AW

United Kingdom, EC2Y9AW

(Address of principal executive offices) (Zip code)

(781) 996-5340 Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 4, 2018, Mimecast Limited, a company organized under the laws of the Bailiwick of Jersey, the Channel Islands (the “Company”), held its 2018 annual general meeting (“AGM”) of shareholders. There were 60,042,667 outstanding ordinary shares entitled to vote at the AGM as of October 2, 2018, the voting record date. At the AGM, the matters on which the shareholders voted, in person or by proxy were to:

1.	re-elect Peter Bauer as a Class III Director of the Company;

2.	re-elect Jeffrey Lieberman as a Class III Director of the Company;

3.	re-elect Hagi Schwartz as a Class III Director of the Company;

4.

appoint Ernst & Young LLP in the United Kingdom as auditors of the Company to hold office from the conclusion of the AGM until the conclusion of the annual general meeting of the Company to be held in 2019;

5.	authorise the Board of Directors of the Company to determine the remuneration of the auditors;

6.	receive the Company’s accounts for the year ended March 31, 2018 together with the directors’ report and the auditors’ report on those accounts;

7.	approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement delivered to shareholders; and

8.

approve the submission by the Company of a non-binding, advisory say-on-pay resolution pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, every (a) one year, (b) two years, or (c) three years.

The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Peter Bauer	42,336,782	497,626	10,432	7,704,550
Jeffrey Lieberman	41,592,305	1,241,708	10,827	7,704,550
Hagi Schwartz	42,446,719	387,338	10,783	7,704,550

Appointment of Ernst & Young LLP as Auditors:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
50,534,476	2,796	12,118	0

Authorisation to Determine Remuneration of Auditors:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
50,499,483	26,862	23,045	0

Receipt of Company’s Accounts for the Fiscal Year Ended March 31, 2018:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
50,500,966	5,926	42,498	0

Approve the Compensation of the Company’s Named Executive Officers:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
42,395,558	375,637	73,645	7,704,550

Approve the Frequency of the Say-on-Pay Resolution:

One Year	Two Years	Three Years	Votes Withheld	Broker Non-Votes
41,860,014	421,305	428,208	135,313	7,704,550

Following the AGM, (i) Aron Ain and Stephen Ward continue to serve as Class I Directors of the Company and their term expires at the annual general meeting to be held in 2019; and (ii) Christopher FitzGerald and Neil Murray continue to serve as Class II Directors of the Company and their term expires at the annual general meeting to be held in 2020.

As disclosed above, at the AGM the Company’s shareholders voted on a non-binding, advisory resolution regarding the frequency of future advisory resolutions on named executive officer compensation. The Company’s shareholders voted for an advisory resolution on named executive officer compensation to be held every year, consistent with the recommendation of the Company’s Board of Directors. In response to the voting results and other factors, the Company’s Board of Directors determined on October 5, 2018 that the Company will hold an advisory resolution on named executive officer compensation every year. The Company will continue to hold advisory resolutions on named executive officer compensation every year until the Company’s Board of Directors decides to hold the next shareholder advisory resolution on the frequency of advisory resolutions, which shall be no later than the Company’s annual general meeting to be held in 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMECAST LIMITED

Dated: October 9, 2018	By: /s/ Robert P. Nault
Robert P. Nault
Senior Vice President and General Counsel

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